UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 13, 2008
HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-09764	11-2534306
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
400 Atlantic Street, Suite 1500
Stamford, CT 06901
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (203) 328-3500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On November 13, 2008, the Compensation and Option Committee (the “Committee”) of the Board of Directors of Harman International Industries, Incorporated (the “Company”) determined that it would not (1) make equity grants to Dinesh Paliwal, the Company’s Chief Executive Officer, to replace the special cash bonus Mr. Paliwal is entitled to receive under his letter agreement with the Company or (2) adjust the enterprise value performance levels of the special cash bonus.
     On October 21, 2008, the Company filed with the Securities and Exchange Commission a definitive proxy statement related to the Company’s 2008 annual meeting of stockholders. The proxy statement disclosed that the Committee was considering changes to the special cash bonus provided to Mr. Paliwal under a November 2007 amendment to his May 2007 letter agreement. Under the terms of the special cash bonus, Mr. Paliwal has the ability to earn up to $75 million based on the Company’s enterprise value in November 2012. No bonus will be paid if the Company’s enterprise value at the end of the measurement period is less than 1.3 times the Company’s enterprise value on November 9, 2007. The changes considered by the Committee were to replace the special cash bonus with an equity award under the Company’s 2002 Stock Option and Incentive Plan, as amended, and to adjust the enterprise value performance levels based on a $43 stock price. At the request of Mr. Paliwal and as discussed above, the Committee is no longer considering these modifications. Assuming current debt levels and shares outstanding, Mr. Paliwal will not receive any bonus at the end of the measurement period unless the Company achieves a stock price at that time of approximately $115.Mr. Paliwal will receive a pro rata portion of the bonus between $0 and $75 million if the Company’s enterprise value is between 1.3 and 3 times the Company’s enterprise value on November 9, 2007. For Mr. Paliwal to earn the maximum award of $75 million, the Company must achieve a stock price of approximately $260 at the end of the measurement period, assuming current debt levels and shares outstanding.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement, dated May 8, 2007, between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2007, and incorporated herein by reference).

10.2	Amendment to the Letter Agreement, dated November 29, 2007, between Harman International Industries, Incorporated and Dinesh Paliwal (filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2007, and incorporated herein by reference).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED

By:	/s/ Todd A. Suko Todd A. Suko
Vice President, General Counsel and Secretary

Date: November 14, 2008